UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Foot Locker, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

112 WEST 34TH STREET, NEW YORK, NEW YORK 10120

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Wednesday, May 20, 2009

The Proxy Statement and Annual Report are available at:
http://bnymellon.mobular.net/bnymellon/fl

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 6, 2009 to facilitate timely delivery.

Dear Foot Locker, Inc. Shareholder:

The 2009 Annual Meeting of Shareholders of Foot Locker, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 112 West 34th Street, New York, New York 10120, on Wednesday, May 20, 2009, at 9:00 A.M. (local time).

Proposals to be considered at the Annual Meeting:

(1)	to elect three members to the Board of Directors to serve for three-year terms and one member to the Board of Directors to serve for a two year term;

(2)	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2009 fiscal year;

(3)	to approve an amendment to the By-Laws; and

(4)	to transact such other business that may properly come before the meeting and at any adjournment or postponement.

The Board of Directors recommends a vote “FOR” Items 1, 2, and 3.

The Board of Directors has fixed the close of business on March 27, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER

You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number

47602

Directions to attend the annual meeting where you may vote in person can be found on the last page of the Foot Locker, Inc. 2009 Proxy Statement.

Meeting Location:
Foot Locker, Inc. Corporate Headquarters
112 West 34th Street
New York, New York 10120

The following Proxy Materials are available for you to review online:
•	the Company’s 2009 Proxy Statement;
•	the Company’s Annual Report /Form 10-K for the year ended January 31, 2009; and
•	any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number)
Telephone:	1-888-313-0164 (outside of the U.S and Canada call collect 201-680-6688),
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/fl

ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

The Proxy Materials for Foot Locker, Inc. are available to review at:

http://bnymellon.mobular.net/bnymellon/fl

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares

47602

*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
B A R C O D E

Meeting Information

Meeting Type: Annual Meeting
FOOT LOCKER, INC.	For holders as of: March 27, 2009
Date: May 20, 2009 Time: 9:00 AM EDT
	Location:	Foot Locker, Inc.
112 West 34th Street
BROKER LOGO HERE		New York, NY 10120

You are receiving this communication because you hold shares in the above named company.
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

0000014954_1      R2.09.03.15

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Annual Report - Form 10-K 2. Notice & Proxy Statement

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 06, 2009 to facilitate timely delivery.

How To Vote

Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.	Internal Use Only

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

0000014954_2      R2.09.03.15

Voting items
The Board of Directors recommends that you vote “For” the following.

1.	Election of Directors
	Nominees
01	Alan D. Feldman	02	Jarobin Gilbert Jr.	03	David Y. Schwartz	04	Cheryl Nido Turpin

The Board of Directors recommends you vote FOR the following proposal(s).

2	Ratification of the Appointment of Independent Accountants

3	Approval of Amendment to the By-Laws

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

à	0000 0000 0000

Broadridge Internal Use Only
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0000014954_3      R2.09.03.15

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

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0000014954_4      R2.09.03.15

To Participants in the Foot Locker 401(k) Plan or the
Foot Locker Puerto Rico 1165(e) Plan

IMPORTANT INFORMATION REGARDING THE COMPANY’S 2009 ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 2009

          You are receiving the enclosed materials as a participant in the Foot Locker 401(k) Plan or the Foot Locker Puerto Rico 1165(e) Plan in connection with the Foot Locker, Inc. Annual Meeting of Shareholders to be held on May 20, 2009. The enclosed proxy card covers only those Foot Locker shares that you hold through the 401(k) Plan or the 1165(e) Plan.

          If you own shares of Foot Locker stock in your own name or through a bank or brokerage account, you will separately be receiving in the mail a “Notice of Internet Availability of Proxy Materials (the “Foot Locker Notice”) with respect to those shares. The Foot Locker Notice contains instructions on how to access and read the Company’s 2009 Proxy Statement and 2008 Annual Report/Form 10-K on the Internet and to vote online. The Foot Locker Notice is part of a new procedure approved by the Securities and Exchange Commission that allows companies to furnish their proxy materials to shareholders over the Internet.

          Since you may receive the Foot Locker Notice in addition to the enclosed printed copy of the proxy materials, it is important that you vote the shares covered by the enclosed proxy card and Foot Locker Notice.

          If you have any questions, please contact Sheilagh Clarke in the New York Office at 212-720-4477 or sclarke@footlocker.com.

April 9, 2009